UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

CENTERLINE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-13237	13- 3916825
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-317-5700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2010, Centerline Holding Company (the “Registrant”) entered into an Amended and Restated and Novation of Management Agreement (“CCG Management Agreement”) with Centerline Affordable Housing Advisors LLC (“CAHA”) and Centerline Capital Group Inc. (“CCG”), pursuant to which CCG has replaced CAHA as a manager of the Registrant.  The Registrant retained CCG to manage the day-to-day affairs of the Registrant and work with and support Island Centerline Manager LLC, the Registrant’s external advisor.  Pursuant to the CCG Management Agreement, CCG is entitled to receive reimbursement of all costs incurred by CCG in performing services for the Registrant plus an amount equal to a market-based percentage, as jointly determined from time-to-time by the Registrant and CCG.  The CCG Management Agreement may be terminated with or without cause by CCG at any time upon 60 days prior written notice to the Registrant.  The CCG Management Agreement may also be terminated by the Registrant with cause at any time without penalty upon 60 days prior written notice to CCG.  The CCG Management Agreement provides that CCG will be supervised and overseen by the Board, which has retained all policy-making authority.  This description of the CCG Management Agreement is qualified in its entirety by reference to the complete terms of the CCG Management Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2010, the Board of Trustees of the Registrant amended the Registrant’s bylaws (the “Bylaw Amendment”) to permit the Board to authorize shareholders meetings to be held by means of remote communication.  This description of the Bylaw Amendment Agreement is qualified in its entirety by reference to the complete terms of the Bylaws, which is attached hereto as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The Exhibit Index appearing after the signature page of this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company (Registrant)

July 29, 2010
	By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Chief Financial Officer, Chief Operating Officer and President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 5 to Fifth Amended and Restated Bylaws of Centerline Holding Company
10.1
Amended and Restated and Novation of Management Agreement dated as of July 29, 2010, is by and among Centerline Holding Company, a Delaware statutory trust, Centerline Affordable Housing Advisors LLC, a Delaware limited liability company, and Centerline Capital Group Inc., a Delaware corporation